UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

ARES CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Ares Capital Corporation
245 Park Avenue, 44th Floor
New York, NY 10167
March 17, 2023
Dear Stockholder:
You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Ares Capital Corporation (the “Company”) to be held virtually on May 17, 2023 at 10:00 a.m. Eastern Time. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ARCC2023. Stockholders of record as of the close of business on March 15, 2023, the record date for the Annual Meeting, will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person annual meeting. In particular, stockholders may submit questions in advance of, or live during, the Annual Meeting by following the instructions and rules of conduct on the Annual Meeting website. During the Annual Meeting, the Company intends to answer questions that are pertinent to the Company and the official business of the Annual Meeting, subject to time constraints.
The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. At the meeting, you will be asked to elect three directors of the Company and to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm.
Your vote is important regardless of the number of shares you own. We urge you to fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting at the meeting but will assure that your vote is counted if you are unable to attend the meeting.
On behalf of your board of directors, thank you for your continued interest and support.
Sincerely,
Michael J Arougheti
Co-Chairman of the Board of Directors
Bennett Rosenthal
Co-Chairman of the Board of Directors

Ares Capital Corporation
245 Park Avenue, 44th Floor
New York, NY 10167

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
ON MAY 17, 2023
To the Stockholders of Ares Capital Corporation:
Notice is hereby given that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Ares Capital Corporation, a Maryland corporation (the “Company”), will be held on May 17, 2023 at 10:00 a.m. Eastern Time for the following purposes:
1.
To elect three directors to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualify;

2.
To consider and vote upon the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and

3.
To consider and take action upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

The Annual Meeting will be conducted virtually. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ARCC2023. Stockholders of record as of the close of business on March 15, 2023, the record date for the Annual Meeting, will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person annual meeting. In particular, stockholders may submit questions in advance of, or live during, the Annual Meeting by following the instructions and rules of conduct on the Annual Meeting website. During the Annual Meeting, the Company intends to answer questions that are pertinent to the Company and the official business of the Annual Meeting, subject to time constraints.
Only the holders of record of shares of the Company’s common stock (NASDAQ: ARCC) at the close of business on March 15, 2023 will be entitled to receive notice of and vote at the meeting.
It is important that all stockholders participate in the affairs of the Company, regardless of the number of shares owned. Accordingly, the Company urges you to promptly fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you plan to attend the meeting. Instructions are shown on the proxy card.
You have the option to revoke your proxy at any time prior to the meeting, or to vote your shares personally on request if you attend the meeting. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.
As always, the Company encourages you to vote your shares at the Annual Meeting.
By Order of the Board of Directors,
Joshua M. Bloomstein
Secretary
New York, New York
March 17, 2023

Ares Capital Corporation
245 Park Avenue, 44th Floor
New York, NY 10167

PROXY STATEMENT
2023 ANNUAL MEETING OF STOCKHOLDERS
The proxy card that accompanies this proxy statement is being solicited by the board of directors (the “Board”) of Ares Capital Corporation, a Maryland corporation (the “Company,” “we,” “us” or “our”), for use at the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on May 17, 2023 at 10:00 a.m. Eastern Time, or at any adjournment or postponement thereof. The Company’s Annual Report on Form 10-K, which includes audited financial statements for the year ended December 31, 2022, was previously filed with the Securities and Exchange Commission (the “Commission”) on February 7, 2023. This proxy statement, the Notice of Annual Meeting of Stockholders and the accompanying proxy card, together with a copy of the Company’s Annual Report on Form 10-K, are first being released to the Company’s stockholders on or about March 17, 2023.
The Annual Meeting will be conducted virtually. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ARCC2023. Stockholders of record as of the close of business on March 15, 2023, the record date for the Annual Meeting, will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person annual meeting. In particular, stockholders may submit questions in advance of, or live during, the Annual Meeting by following the instructions and rules of conduct on the Annual Meeting website. During the Annual Meeting, the Company intends to answer questions that are pertinent to the Company and the official business of the Annual Meeting, subject to time constraints.
We encourage you to vote your shares, either by voting at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly authorize your proxy and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specify. If no specification is made, the votes entitled to be cast by the holders of such shares will be cast FOR the election of the three director nominees and FOR the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.
Any stockholder “of record” (i.e., stockholders holding shares directly in their name) giving a valid proxy for the Annual Meeting may revoke it before it is exercised by giving a later-dated properly executed proxy, by giving notice of revocation to the Company in writing before or at the Annual Meeting or by voting during the Annual Meeting. However, the mere presence of the stockholder at the Annual Meeting does not revoke the proxy. If your shares are held for your account by a broker, bank or other institution or nominee, you may vote such shares at the Annual Meeting only if you obtain proper written authority from your institution or nominee. If your shares are held for your account by a broker, bank or other institution or nominee, to revoke any voting instructions prior to the time the vote is taken at the Annual Meeting, you must contact such broker, bank or other institution or nominee to determine how to revoke your vote in accordance with its policies a sufficient time in advance of the Annual Meeting.
Unless revoked as stated above, the shares of common stock represented by valid proxies will be voted on all matters to be acted upon at the Annual Meeting. With respect to the election of directors, proxies cannot be voted for a greater number of persons than the number of nominees named.
The Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters. Stockholders have no dissenters’ or appraisal rights in connection with any of the proposals described herein.

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on March 15, 2023. As of March 15, 2023, there were 544,581,080 shares of the Company’s common stock outstanding. Each share of common stock has one vote. The presence (including by proxy) of the holders of shares of common stock of the Company entitled to cast a majority of the votes entitled to be cast shall constitute a quorum for the purposes of the Annual Meeting. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the chairman of the meeting may adjourn the Annual Meeting in order to permit further solicitation of proxies by the Company.
Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Annual Meeting. However, abstentions and broker non-votes are not counted as votes cast. A “broker non-vote” with respect to a matter occurs when a broker, bank or other institution or nominee holding shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposals.
You may vote “For” or “Against,” or abstain from voting on, Proposal 1 (to elect three directors to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualify). The affirmative vote of shares representing at least a majority of all of the votes cast at a meeting at which a quorum is present is required under the Company’s Bylaws (as amended, the “Bylaws”) to elect each director in Proposal 1 (meaning that the number of votes cast “For” a director must exceed the number of votes cast “Against” such director for him or her to be elected). For purposes of the vote on Proposal 1, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.
You may vote “For” or “Against,” or abstain from voting on, Proposal 2 (to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm). The affirmative vote of shares representing at least a majority of all of the votes cast at a meeting at which a quorum is present is required for approval of Proposal 2 (meaning that the number of votes cast “For” the proposal must exceed the number of votes cast “Against” the proposal). For purposes of the vote on Proposal 2, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.
The Company will bear the cost of solicitation of proxies in the form accompanying this statement. Proxies will be solicited by mail or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock held of record by such brokers, custodians, nominees and fiduciaries, each of whom the Company will reimburse for its expenses in so doing. In addition to the use of mail, directors, officers and regular employees of Ares Capital Management LLC, the Company’s investment adviser (“Ares Capital Management” or the “investment adviser”), or Ares Operations LLC, the Company’s administrator (“Ares Operations” or the “administrator”), without special compensation therefor, may solicit proxies personally or by telephone, electronic mail, facsimile or other electronic means from stockholders. The address of each of Ares Capital Management and Ares Operations is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.
The Company has engaged the services of D.F. King & Co., Inc. (“D.F. King”) for the purpose of assisting in the solicitation of proxies at an anticipated cost of approximately $7,500, plus reimbursement of certain expenses and fees for additional services requested. Please note that D.F. King may solicit stockholder proxies by telephone on behalf of the Company. They will not attempt to influence how you vote your shares, but only ask that you take the time to authorize your proxy. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to the Company’s proxy tabulation firm.

PROPOSAL 1:   ELECTION OF DIRECTORS
Under the Company’s charter (as amended, the “Charter” and, together with the Bylaws, the “Charter Documents”), the Company’s directors are divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.
The terms of Michael J Arougheti, Ann Torre Bates and Steven B. McKeever, the Class I directors, will expire at the Annual Meeting. The nominating and governance committee has recommended, and the Board has nominated, Michael J Arougheti, Ann Torre Bates and Steven B. McKeever to stand for re-election at the Annual Meeting and to hold office until the annual meeting to be held in 2026 and until their successors are duly elected and qualify. Michael J Arougheti, Ann Torre Bates and Steven B. McKeever have agreed to serve as directors if elected and have consented to be named as nominees. The Charter Documents provide that directors shall be elected by the affirmative vote of shares representing at least a majority of all of the votes cast at a meeting at which a quorum is present; provided, that if the number of nominees for director exceeds the number of directors to be elected, directors shall be elected by the affirmative vote of a plurality of all of the votes cast at such meeting. Because the number of nominees for director does not exceed the number of directors to be elected, the affirmative vote of shares representing at least a majority of all the votes cast at the meeting is required to elect Michael J Arougheti, Ann Torre Bates and Steven B. McKeever as directors of the Company for the term for which they have been nominated.
A stockholder can vote for or against or abstain from voting with respect to each such nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named herein. If any nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated as a replacement by the nominating and governance committee and by the Board. The Board has no reason to believe that any nominee will be unable or unwilling to serve.
The Board unanimously recommends that you vote FOR the election of Michael J Arougheti, Ann Torre Bates and Steven B. McKeever as directors of the Company for the term for which they have been nominated.
Information about the Director Nominees, the Directors, and the Executive Officers and Certain Other Officers
The following information as of March 15, 2023 was furnished to the Company by each currently serving director (including each currently serving director who is also a director nominee), each executive officer and each other listed officer, and sets forth the name, age, principal occupation or employment of each such person, all positions and offices such person has held with the Company, and the period during which he or she has served as a director, executive officer or other listed officer of the Company. Michael J Arougheti, Ann Torre Bates and Steven B. McKeever have not been proposed for election, nor has any director, executive officer or other listed officer of the Company been selected as a director, executive officer or other officer of the Company, pursuant to any agreement or understanding with the Company or any other person. As used herein, Ares Management Corporation (NYSE: ARES) and its affiliated companies (other than portfolio companies of its affiliated funds), including the investment adviser, are collectively referred to as “Ares” or “Ares Management,” unless the context otherwise requires.
The Company divides its directors into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940 (as amended, the “Investment Company Act”) and independent directors are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Nominees for Class I Directors — Term Expiring in 2026
Independent Directors
Ann Torre Bates, 64	Director	Class I Director since 2010 (term expires in 2023)	Ann Torre Bates currently dedicates her time to serving on boards of directors of several companies in the financial sector. From 1997 to 2012, Ann Torre Bates was a strategic and financial consultant, principally with respect to corporate finance matters.	Two(2)	Navient Corporation, United Natural Foods, Inc., 15 investment companies in the Franklin Templeton Group of Mutual Funds, Ares Strategic Income Fund
Steven B. McKeever, 62	Director	Class I Director since 2012 (term expires in 2023)	Since 1997, Steven B. McKeever has been Chief Executive Officer of Hidden Beach Recordings, an independent record label based in Los Angeles, California.	Two(2)	Ares Strategic Income Fund
Interested Director
Michael J Arougheti, 50(3)	Co-Chairman and Director; Executive Vice President	Class I Director since February 2009 (term expires in 2023); Executive Vice President since October 2014 (indefinite term)	Since October 2014, Michael J Arougheti has served as an Executive Vice President of the Company, since July 2014, he has served as Co-Chairman of the Board and since February 2009, he has served as a director of the Company. Michael J Arougheti previously served as Chief Executive Officer of the Company from May 2013 to July 2014 and President of the Company from May 2004 to May 2013. Michael J Arougheti is Co-Founder, Chief Executive Officer and President, as well as a Director, of Ares. He serves on the Ares Executive Management Committee. Michael J Arougheti is a member of	One(2)	Ares Management Corporation, Ares Commercial Real Estate Corporation, Ares Acquisition Corporation

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
the Ares Credit Group’s U.S. Direct Lending Investment Committees and the Ares Equity Income Opportunity Strategy Portfolio Review Committee.
Class II Directors — Term Expiring in 2024
Independent Directors
Michael K. Parks, 63	Director	Class II Director since 2019 (term expires in 2024)	Michael K. Parks is currently the Chief Executive Officer and President, on a volunteer basis, of FlyawayHomes, a company whose mission is to help end chronic homelessness by developing a scalable model to build quality permanent supportive housing faster and cheaper. From 2015 to 2018, Michael K. Parks was a Managing Director in the Private Markets group of BlackRock, Inc.	One(2)
Mary Beth Henson, 62	Director	Class II Director since 2022 (term expires 2024)	Since 2021, Mary Beth Henson has been retired. From 2013 to 2021, Mary Beth Henson served as Chief Financial Officer at the National Audubon Society, Inc.	One(2)
Interested Directors
Robert L. Rosen, 76(4)	Director	Class II Director since 2004 (term expires in 2024)	Since August 2005, Robert L. Rosen has served as the managing partner of RLR Capital Partners, which invests principally in the securities of publicly traded North American companies. From 1987 to the present, Robert L. Rosen has been Chief Executive Officer of RLR Partners, LLC, a private investment firm	One(2)	Ares Commercial Real Estate Corporation, Sapient Corporation

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
with interests in financial services, healthcare, media and multi-industry companies. From 2010 to 2013, Robert L. Rosen was party to a strategic advisory agreement with Ares and, from 2013 to 2016, Robert L. Rosen was an Operating Advisor to the Ares Management Private Equity Group. From February 2016 to February 2018, Robert L. Rosen was a Partner of Ares. Since February 2018, Robert L. Rosen has been party to a strategic advisory agreement with Ares.
Bennett Rosenthal, 59(5)	Director	Class II Director since 2004 (term expires in 2024)	Since July 2014, Bennett Rosenthal has served as Co-Chairman of the Board, and previously as Chairman of the Board since 2004. Bennett Rosenthal is a Co-Founder of Ares, a Director and Partner of Ares and Chairman of the Ares Private Equity Group. He serves on the Ares Executive Management Committee. Bennett Rosenthal is also a member of the Investment Committees of certain funds managed by the Ares Private Equity Group.	Ares Management Corporation, Nortek, Inc., The AZEK Company Inc.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Class III Directors — Term Expiring in 2025
Independent Directors
Daniel G. Kelly, Jr., 71	Director	Class III Director since 2016 (term expires in 2025)	Daniel G. Kelly, Jr. currently dedicates his time to serving on the boards of directors of public companies and nonprofit organizations. From 1999 to 2015, Daniel G. Kelly, Jr. was a Partner of the law firm of Davis Polk & Wardwell LLP.	One(2)	American Shared Hospital Services
Eric B. Siegel, 65	Director	Class III Director since 2004 (term expires in 2025)	Since 2005, Eric B. Siegel has served as Senior Advisor to the Chairman of the Milwaukee Brewers Baseball Club and a member of the Club’s Board of Advisors. From 1996 to 2020, Eric B. Siegel was a director of El Paso Electric Company, a NYSE publicly traded utility company, where he also served as Chairman of the Executive Committee and Nominating and Governance Committee and member of the Audit Committee and Security Committee.	Two(2)	El Paso Electric Company, Ares Strategic Income Fund
Interested Directors
R. Kipp deVeer, 50(6)	Director and Chief Executive Officer	Class III Director since 2015 (term expires in 2025); Chief Executive Officer since July 2014 (indefinite term)	Since July 2014, R. Kipp deVeer has served as Chief Executive Officer of the Company. R. Kipp deVeer previously served as President of the Company from May 2013 to July 2014. R. Kipp deVeer is a Director and Partner of Ares and a member of the Management Committee of Ares. He serves on the Ares Executive	Two(2)	Ares Management Corporation, Ares Strategic Income Fund

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Management Committee. R. Kipp deVeer is a member of the Investment Committees of our investment adviser, the Ares Credit Group’s U.S. Direct Lending and European Direct Lending Investment Committees and other select Ares Credit Group investment committees. R. Kipp deVeer serves as an interested trustee and Chairman of the Board of Trustees of Ares Strategic Income Fund.
Michael L. Smith, 51(7)	Director	Class III Director since 2022 (term expires 2025)	Since October 2022, Michael L. Smith has served as a director of the Company. From July 2014 to October 2022, Michael L. Smith served as a Co-President of the Company. Michael L. Smith previously served as an Executive Vice President of the Company from May 2013 to July 2014. Michael L. Smith is a Partner and Co-Head of the Ares Credit Group and he serves on the Ares Executive Management Committee. Michael L. Smith is a member of the Investment Committee of our investment adviser, Ares Credit Group’s U.S. Direct Lending and Commercial Finance Investment Committees, the Ares Private Equity Group’s Special Opportunities Investment Committee, and the Infrastructure and Power	Two(2)	Ares Strategic Income Fund

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Group Funds Investment Committee. Michael L. Smith serves as an interested trustee and Co-Chief Executive Officer of Ares Strategic Income Fund.
Executive Officers and Certain Other Officers Who Are Not Directors
Joshua M. Bloomstein, 49	General Counsel, Vice President and Secretary	General Counsel since January 2010; Secretary since December 2010; Vice President since November 2006 (indefinite terms)	Since January 2010, Joshua M. Bloomstein has served as General Counsel of the Company, since December 2010, Joshua M. Bloomstein has served as Secretary of the Company, and since November 2006, Joshua M. Bloomstein has served as Vice President of the Company. Additionally, he is General Counsel and Secretary of Ares Strategic Income Fund, Vice President and Assistant Secretary of CION Ares Diversified Credit Fund and Vice President, Assistant Secretary of Ares Commercial Real Estate Corporation and Vice President and Assistant Secretary of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC). He joined Ares in November 2006 and currently serves as a Partner and General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Mitchell Goldstein, 56	Co-President	Since July 2014 (indefinite term)	Since July 2014, Mitchell Goldstein has served as a Co-President of the Company. Mitchell Goldstein previously served as an Executive Vice President of the Company from May 2013 to July 2014. Mitchell Goldstein is a Partner and Co-Head of the Ares Credit Group. He serves on the Ares Executive Management Committee. He is also an interested trustee and Co-Chief Executive Officer of Ares Strategic Income Fund, Vice President and interested trustee of CION Ares Diversified Credit Fund. Mitchell Goldstein is a member of the Investment Committee of our investment adviser, the Ares Credit Group’s U.S. Direct Lending and Commercial Finance Investment Committees and the Ivy Hill Asset Management Investment Committee.
Miriam Krieger, 46	Vice President	Since April 2019 (indefinite term)	Since April 2019, Miriam Krieger has served as Vice President of the Company. From June 2011 to April 2019, Miriam Krieger served as Head of Compliance of the Company. Miriam Krieger is a Partner and Global Chief Compliance Officer of Ares and is a member of the Ares Enterprise Risk Committee and the Ares Diversity, Equity and Inclusion Council. Miriam Krieger is the Global

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Anti-Money Laundering Officer and Global Anti-Corruption Officer of Ares and also serves as the Chief Compliance Officer of Ivy Hill Asset Management, L.P.
Scott C. Lem, 45	Chief Accounting Officer, Vice President and Treasurer	Chief Accounting Officer since December 2013; Vice President and Treasurer since May 2013 (indefinite terms)	Since December 2013, Scott C. Lem has served as Chief Accounting Officer of the Company and since May 2013, Scott C. Lem has served as Vice President and Treasurer of the Company. Scott C. Lem previously served as Assistant Treasurer of the Company from May 2009 to May 2013. He also serves as a Partner and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. Scott C. Lem additionally serves as Chief Financial Officer of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC), as Chief Financial Officer of CION Ares Diversified Credit Fund and as Chief Financial Officer and Treasurer of Ares Strategic Income Fund.
Jana Markowicz, 42	Chief Operating Officer	Since January 2023 (indefinite term)	Since January 2023, Jana Markowicz has served as Chief Operating Officer of the Company. Jana Markowicz is Chief Operating Officer of Ares Strategic Income Fund. Jana Markowicz joined Ares in 2005 as a member of the U.S. Direct Lending investment team. Jana Markowicz also serves as Partner, Head of Product

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Management and Investor Relations for Ares’ U.S. Direct Lending strategy.
Lisa Morgan, 47	Chief Compliance Officer	Since April 2019 (indefinite term)	Since April 2019, Lisa Morgan has served as Chief Compliance Officer of the Company. Lisa Morgan is a Managing Director and Head of Regulatory Compliance in the Ares Compliance Group. Lisa Morgan also serves as the Chief Compliance Officer of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC), CION Ares Diversified Credit Fund, Ares Private Markets Fund and Ares Strategic Income Fund. Prior to joining Ares in 2017, Lisa Morgan was a Partner in the Business Practices Group at Eversheds-Sutherland, where she focused on the formation, regulation and operation of public and private funds, including business development companies.
Penni F. Roll, 57	Chief Financial Officer	Since December 2010 (indefinite term)	Since December 2010, Penni Roll has served as Chief Financial Officer of the Company and is a Partner and Chief Financial Officer of the Ares Credit Group. Penni Roll also serves as the Treasurer of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) and CION Ares Diversified Credit Fund, as Vice President of Ares Strategic Income Fund, as the Chief

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Financial Officer, Vice President and Treasurer of IHAM and Chief Financial Officer of Ivy Hill Asset Management GP, LLC, IHAM’s General Partner, where she also serves on the Board of Managers. She also serves as a member of the Ares Diversity, Equity and Inclusion Council.
Naseem Sagati Aghili, 41	Vice President	Since May 2020 (indefinite term)
Since May 2020, Naseem Sagati Aghili has served as Vice President of the Company. She is General Counsel and Secretary of Ares. She is a Partner in and Head of the Ares Legal Group and additionally serves on the Ares Executive Management Committee, Enterprise Risk Committee, Communications Committee and the Ares Diversity, Equity and Inclusion Council.
She also serves as Vice President of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC), CION Ares Diversified Credit Fund, Ares Private Markets Fund and Ares Strategic Income Fund. Prior to being named as General Counsel of Ares in 2020, Naseem Sagati Aghili has served in a variety of roles at Ares since 2009, including most recently Co-General Counsel and General Counsel, Private Equity.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Kort Schnabel, 46	Co-President	Since October 2022 (indefinite term)	Since October 2022, Kort Schnabel has served as Co-President of the Company. Since joining Ares in 2001, Kort Schnabel has served in a variety of roles, most recently as Partner and Co-Head for U.S. direct lending strategy of Ares and a member of our investment adviser’s Investment Committee. He also serves as a Portfolio Manager of the Ares Sports, Media and Entertainment Fund.

(1)
The business address of Michael J Arougheti, Joshua M. Bloomstein, R. Kipp deVeer, Mitchell Goldstein, Jana Markowicz, Robert L. Rosen and Michael L. Smith is c/o Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167. The business address of Miriam Krieger, Lisa Morgan and Penni Roll is c/o Ares Capital Corporation, 3033 Wilson Blvd, Suite 490, Arlington, VA 22201. The business address of each other director, executive officer and listed officer is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

(2)
Including the Company.

(3)
Michael J Arougheti is an interested director because he is an Executive Vice President of the Company, is a Co-Founder and the Chief Executive Officer and President of Ares, is a member of the Ares Executive Management Committee, is on the Investment Committee of our investment adviser and serves on the Board of Directors of Ares.

(4)
Robert L. Rosen is an interested director because RLR Capital Partners and Robert L. Rosen are parties to a strategic advisory agreement with Ares and Robert L. Rosen owns certain equity interests in Ares and its affiliates.

(5)
Bennett Rosenthal is an interested director because he is a Co-Founder of Ares, a Partner of Ares Management Corporation and a member of the Ares Executive Management Committee and serves on the Board of Directors of Ares.

(6)
R. Kipp deVeer is an interested director because he is the Chief Executive Officer of the Company, is an interested trustee and Chairman of the Board of Ares Strategic Income Fund, is on the Investment Committee of our investment adviser, is a Partner of Ares Management Corporation and is a member of the Ares Executive Management Committee and serves on the Board of Directors of Ares.

(7)
Michael L. Smith is an interested director because he is on the Investment Committee of our investment adviser, is an interested trustee and Co-Chief Executive Officer of Ares Strategic Income Fund, is a Partner of Ares Management Corporation and is a member of the Ares Executive Management Committee.

Biographical Information
As described below under “Corporate Governance — Board’s Roles in Risk Oversight — Nominating and Governance Committee,” the Board has identified certain desired attributes for director nominees. Each of the directors has demonstrated high character and integrity, superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to the Company’s management. Each of the directors also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. The directors have been selected such that the Board represents a range of backgrounds and experience. Set forth below is biographical information of each director, including a discussion of such director’s particular experience, qualifications, attributes or skills that lead the Company and the Board to conclude, as of the date of this document, that such individual should serve as a director, in light of the Company’s business and structure.
In addition, the Nominating and Governance Committee of the Board and the Board considered that certain investors and advisors have policies that may recommend withholding votes from nominees who serve as executives of a public company and sit on additional outside public company boards. We believe these policies are designed to ensure that executives have sufficient time to focus on the company for which they are an executive. The Nominating and Governance Committee of the Board and the Board noted that while Michael J Arougheti serves as the Chief Executive Officer and President of Ares Management and sits on four public company board of directors, all of such companies relate to Ares Management (either directly or companies that are externally managed or sponsored by affiliates of Ares Management). We believe that holding these board seats are essential elements of Michael J Arougheti’s position at Ares Management as his service on these boards of directors enhances the collaboration across Ares’ vehicles and assists us in accomplishing our goal of delivering attractive risk adjusted investment returns to stockholders throughout market cycles.
Michael J Arougheti has been a formative and active Board member since 2009 and the Board believes that Michael J Arougheti brings significant experience, skills and perspective to the Board. Michael J Arougheti has been instrumental in the Company’s success from the beginning, serving as its President or Chief Executive Officer (“CEO”) from its initial public offering in 2004 through July 2014, and as the Co-Chair of the Board since July 2014. As a longtime Board member, current Co-Chairman of the Board and former CEO and President, Michael J Arougheti has contributed significantly to the Company and remains a crucial member of the Company’s Board. In particular, Michael J Arougheti played a prominent role in the Company’s acquisition of Allied Capital Corporation in 2010 and American Capital Ltd. in 2017, both of which were transformative transactions for the Company. The Nominating and Governance Committee of the Board and the full Board have unanimously determined that the nomination and election of Michael J Arougheti is in the best interests of the Company and the opportunity for long-term value creation for our stockholders. Additionally, the Nominating and Governance Committee of the Board and the Board believe that depriving the Company of the services of Michael J Arougheti as a Board member is not in the best interests of the Company or its stockholders.
Nominees for Class I Directors (Term expires at the 2026 Annual Meeting of Stockholders and upon the election and qualification of their respective successors)
Independent Directors
Ann Torre Bates, 64, has served as a director of the Company since 2010 and is currently the chairperson of the audit committee. Ann Torre Bates currently dedicates her time serving on the boards of directors of several companies primarily in the financial sector. From 1997 to 2012, Ann Torre Bates was a strategic and financial consultant, principally with respect to corporate finance matters. From 1995 to 1997, Ann Torre Bates served as Executive Vice President, Chief Financial Officer and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ann Torre Bates was Vice President and Treasurer of US Airways, and held various finance positions from 1988 to 1991. Ann Torre Bates is a trustee of Ares Strategic Income Fund and is the chairperson of its audit committee. She currently serves on the board of directors of United Natural Foods, Inc. and is a director or trustee of 19 investment companies in the Franklin Templeton

Group of Mutual Funds. She previously served as a director of Allied Capital Corporation from 2003 to 2010, SLM Corporation from 1997 to 2014 and Navient Corporation from 2014 to 2016. Ann Torre Bates holds a B.B.A in Accountancy from the University of Notre Dame and an M.B.A. in Finance and Economics from Cornell University. The Company believes that Ann Torre Bates’ experience serving as a director of other public companies in the financial sector, as well as her past experience as a chief financial officer, provides the Board and, specifically, the audit committee of the Board with valuable knowledge and insight in the financial services sector as well as experience in financial and accounting matters.
Steven B. McKeever, 62, has served as a director of the Company since 2012 and is currently the chairperson of the nominating and governance committee. Steven B. McKeever is the CEO of Hidden Beach Recordings, an independent record label based in Los Angeles, California, which Steven B. McKeever founded in 1997. From 1991 to 1995, Steven B. McKeever was with Motown Records, where he served as Executive Vice President of Talent and Creative Affairs from 1993 to 1995 and Senior Vice President of Artists and Repertoire from 1991 to 1993. In 1992, Steven B. McKeever created MoJAZZ Records, a subsidiary of Motown Records and served as its President. In 1993, he was instrumental in the sale of Motown Records to PolyGram Records. Steven B. McKeever eventually left Motown Records in 1995 to work on his own entrepreneurial projects. Steven B. McKeever began his career at the law firm of Irell & Manella LLP in Los Angeles as an entertainment lawyer. In 2011, Steven B. McKeever served as the Executive Producer of Entertainment for the dedication of the Martin Luther King, Jr. Memorial in Washington, D.C. Steven B. McKeever currently serves as a director of several organizations. Steven B. McKeever is a trustee of Ares Strategic Income Fund and is the chairperson of its nominating and governance committee. He served as a Governor of the Los Angeles Chapter of The National Academy of Recording Arts and Sciences (a/k/a The GRAMMYs) from 2001 to 2003 and 2008 to 2010 and gives generous time to various charitable organizations such as The City of Hope. Steven B. McKeever received his B.S. from the University of Illinois at Urbana Champaign and received his J.D. from Harvard Law School. The Company believes that Steven B. McKeever’s diversity of experiences, in particular his small business and entrepreneurial experience, provides the Board with unique insight and expertise into the management of small and middle-market companies.
Interested Director
Michael J Arougheti, 50, has served as Co-Chairman of the Board since July 2014, as a director of the Company since 2009 and as an Executive Vice President of the Company since October 2014. Michael J Arougheti previously served as Chief Executive Officer of the Company from May 2013 to July 2014, and President of the Company from May 2004 to May 2013. Michael J Arougheti is Co-Founder, Chief Executive Officer and President as well as a Director of Ares Management Corporation. He serves on the Ares Executive Management Committee, the seven-member governing body which controls Ares and the Management Committee of Ares. In addition, Michael J Arougheti is a member of the Ares Credit Group’s U.S. Direct Lending Investment Committees and the Ares Equity Income Opportunity Strategy Portfolio Review Committee. Michael J Arougheti may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From 2001 to 2004, Michael J Arougheti was employed by Royal Bank of Canada, where he was a Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of the firm’s Mezzanine Investment Committee. At RBC Capital Partners, Michael J Arougheti oversaw an investment team that originated, managed and monitored a diverse portfolio of middle-market leveraged loans, senior and junior subordinated debt, preferred equity and common stock and warrants on behalf of RBC and other third party institutional investors. Michael J Arougheti joined Royal Bank of Canada in October 2001 from Indosuez Capital, where he was a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. Michael J Arougheti also sat on the firm’s Investment Committee. Prior to joining Indosuez in 1994, Michael J Arougheti worked at Kidder, Peabody & Co., where he was a member of the firm’s Mergers and Acquisitions Group. In addition to serving as chairman of the board of directors of Ares Commercial Real Estate Corporation and on the board of directors of Ares Acquisition Corporation, Michael J Arougheti also serves on the board of directors of Operation HOPE, a not-for-profit organization focused on expanding economic opportunity in underserved communities through education and empowerment. Michael J Arougheti received a B.A. in Ethics, Politics and Economics, cum laude, from Yale University. The Company believes that Michael J Arougheti’s depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of the Company’s business and operations, not only gives the Board valuable industry-specific knowledge and expertise on these and other matters but also position him well to continue to serve as Co-Chairman of the Board. Michael J Arougheti is an interested director because he is an Executive Vice President of the Company, is a Co-Founder and the Chief Executive Officer and President of Ares, is a member of the Ares Executive Management Committee and serves on the Board of Directors and the Management Committee of Ares.
Directors Continuing in Office
Class II Directors (Term expires at the 2024 Annual Meeting of Stockholders and upon the election and qualification of their respective successors)
Independent Directors
Michael K. Parks, 63, has served as a director of the Company since 2019 and currently serves on the audit committee. Michael K. Parks is currently the Chief Executive Officer and President, on a volunteer basis, of FlyawayHomes, a company whose mission is to help end chronic homelessness by developing a scalable model to build quality permanent supportive housing faster and cheaper. From 2015 to 2018, Michael K. Parks was a Managing Director in the Private Markets group of BlackRock, Inc. From 2011 to 2013 Michael K. Parks served as a Managing Director of Crescent Capital Group and prior to that he was a Managing Director of Trust Company of the West, Crescent’s former parent, since 2000. Michael K. Parks held various executive level positions at Aurora National Life Assurance Company from 1993 to 2000, including Chief Executive Officer, President, and Chief Investment Officer from 1996 to October 2000. From 1981 to 1992, he held various positions at Salomon Brothers Inc. Michael K. Parks also served on the Board of Directors for the following companies: El Paso Electric Company (NYSE) from 1996 to 2015, including serving as Chairman of the Board from 2012 to 2015, E*Trade Financial Corp. (formerly, E*Trade Group Inc.) (NASDAQ) from 2003 to 2012, including serving as Chairman of the Audit Committee, and Aurora National Life Assurance Company from 1992 to 2003. Michael K. Parks holds a B.A. in Philosophy from Haverford College. The Company believes that Michael K. Parks’ experience serving as a director of other public companies, including serving as a chairman of the board or the audit committee of such companies, and his broad experience in the financial industry provides valuable knowledge and industry-specific expertise to the Board and the audit committee.
Mary Beth Henson, 62, has served as director of the Company since 2022 and currently serves on the audit committee. From 2013 until her retirement in 2021, Mary Beth Henson served as Chief Financial Officer at the National Audubon Society, a non-profit dedicated to protecting birds and their habitats. From 2008 to 2013, Mary Beth Henson was Vice President, Finance for City Harvest, a food rescue organization in New York City. Prior to joining City Harvest, Mary Beth Henson worked at Merrill Lynch for 14 years, where she co-founded the global Retailing Investment Banking Group, and at Chase Manhattan Bank for five years, where she held various commercial lending roles. She received an M.B.A. in Finance from New York University and a B.A. in English Literature from the University of Virginia. The Company believes that Mary Beth Henson’s experience in financial matters and in management, leadership and strategy across the public and nonprofit sectors provides valuable knowledge and expertise to the Board.
Interested Directors
Robert L. Rosen, 76, has served as a director of the Company since 2004 and was a Partner in the Ares Real Estate Group until 2018. Since February 2018, Robert L. Rosen has been party to a strategic advisory agreement with Ares. Robert L. Rosen is the Managing Partner of RLR Capital Partners, which invests principally in the securities of publicly traded North American companies. From 2016 to 2018, Robert L. Rosen was a Partner of Ares, from 2013 to 2016, Robert L. Rosen was an Operating Advisor to the Ares Management Private Equity Group and, from 2010 to 2013, Robert L. Rosen was party to a strategic advisory agreement with Ares. From 2005 to 2008, Robert L. Rosen was a Managing Partner of RLR Focus Fund LP, an “active value” hedge fund. From 1995 to 2001, Robert L. Rosen served as an exclusive consultant to Apollo Management, L.P. In 1998, Robert L. Rosen founded National Financial Partners (NYSE: NFP), an independent provider of financial services to high net worth individuals and small to medium sized corporations. He served as NFP’s CEO from 1998 to 2000 and as its Chairman until January 2002. From

1987 to 1993, Robert L. Rosen was a Managing Partner of Ballantrae Partners, L.P., an investment partnership. From 1989 to 1993, Robert L. Rosen was Chairman and CEO of Damon Corporation, a leading healthcare and laboratory testing company that was ultimately sold to Quest Diagnostics. From 1983 to 1987, Robert L. Rosen was Vice Chairman of Maxxam Group. Prior to that, Robert L. Rosen spent 12 years at Shearson American Express in positions in research, investment banking and senior management, and for two years was Assistant to Sanford Weill, the then Chairman and CEO of Shearson. Robert L. Rosen previously served on the boards of directors of Ares Commercial Real Estate Corporation and Sapient Corporation. Robert L. Rosen is a member of the Council on Foreign Relations. Robert L. Rosen holds a B.A. from the City University of New York in Economics and an M.B.A. from the New York University Leonard N. Stern School of Business in Finance. The Company believes that Robert L. Rosen’s over 35 years of experience as a senior executive of financial services, healthcare services and private equity funds brings broad financial industry and specific investment management insight and experience to the Board and that his expertise in finance provides valuable knowledge to the Board. Robert L. Rosen is an interested director because RLR Capital Partners and Robert L. Rosen are parties to a strategic advisory agreement with Ares and Robert L. Rosen owns certain equity interests in Ares and its affiliates.
Bennett Rosenthal, 59, has served as Co-Chairman of our Board since 2014, and previously as Chairman of our Board since 2004. Bennett Rosenthal is a Co-Founder of Ares, a Director and Partner of Ares Management Corporation and Chairman of the Ares Private Equity Group. He serves on the Ares Executive Management Committee, the seven-member governing body which controls Ares. Bennett Rosenthal also is a member of the Investment Committees of certain funds managed by the Ares Private Equity Group. Bennett Rosenthal may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Bennett Rosenthal joined Ares in 1998 from Merrill Lynch & Co., where he served as a Managing Director in the Global Leveraged Finance Group. Bennett Rosenthal currently serves on the Board of Directors of City Ventures, LLC and TricorBraun and the parent entities of CHG Healthcare Holdings L.P., The AZEK Company Inc., Duly Health and Care, National Veterinary Associates, Inc., Aspen Dental Management, Inc., Press Ganey Associates, LaserAway and other private companies. Additionally, Bennett Rosenthal is the Lead Managing Owner and a director of the Los Angeles Football Club, where he also serves on the board of the LAFC Foundation. Bennett Rosenthal’s previous board of directors experience includes Jacuzzi Brands Corporation, Maidenform Brands, Inc., Hanger, Inc. and Nortek, Inc. Bennett Rosenthal also serves as Vice Chairman of the Graduate Executive Board of the Wharton School of Business. Bennett Rosenthal graduated summa cum laude with a B.S. in Economics from the University of Pennsylvania’s Wharton School of Business where he also received his M.B.A. with distinction. The Company believes that Bennett Rosenthal’s intimate knowledge of the business and operations of Ares, extensive experience in the financial industry as well as the management of private equity and debt investments in particular and experience as a director of other public and private companies not only give the Board valuable insight but also position him well to continue to serve as Co-Chairman of the Board. Bennett Rosenthal is an interested director because he is a Co-Founder of Ares, Partner of Ares Management Corporation and a member of the Ares Executive Management Committee and serves on the Board of Directors of Ares.
Class III Directors (Term expires at the 2025 Annual Meeting of Stockholders and upon the election and qualification of their respective successors)
Independent Directors
Daniel G. Kelly, Jr., 71, has served as a director of the Company since May 2016 and currently serves on the nominating and governance committee. Daniel G. Kelly, Jr. was a Partner of Davis Polk & Wardwell LLP, an international law firm, from 1999 to 2015, co-founding its Silicon Valley office in 1999. During his time at Davis Polk, Daniel G. Kelly, Jr. had an extensive corporate practice representing companies, private equity funds and financial institutions in a broad array of complex transactions, and also acted as a senior advisor to boards and special committees on numerous sensitive matters. He currently serves on the board of directors of American Shared Hospital Services. Prior to joining Davis Polk, Daniel G. Kelly, Jr. was a senior officer of a major investment banking firm, the chief legal officer of a New York Stock Exchange (“NYSE”) listed corporation and a partner involved in management of two other law firms. Daniel G. Kelly, Jr. graduated magna cum laude with a B.A. in History from Yale University and received his J.D. from Columbia University School of Law where he served as Notes and Comments Editor of the Columbia

Law Review. The Company believes that Daniel G. Kelly, Jr.’s experience practicing as a corporate lawyer, including his substantial experience in providing advice and counsel on corporate governance and securities law matters to numerous public company clients in a wide variety of industries, provides the Board with unique insight on its duties and responsibilities.
Eric B. Siegel, 65, has served as a director of the Company since 2004 and has been the lead independent director of the Board since 2010. Eric B. Siegel currently serves on the audit committee and the nominating and governance committee. Since 2005, Eric B. Siegel has served as Special Advisor to the Chairman of the Milwaukee Brewers Baseball Club and a member of the Club’s Board of Advisors. Eric B. Siegel is also a past member of the boards of directors of a number of public and private companies, including Kerzner International Ltd. and El Paso Electric Company. Eric B. Siegel is a retired limited partner of Apollo Advisors, L.P. and Lion Advisors, L.P., private investment management firms. Eric B. Siegel is a trustee of Ares Strategic Income Fund, is the lead independent trustee of its board of its board of trustees, and is a member of its audit committee and its nominating and governance committee. Eric B. Siegel is a member of the board of directors of the Friends of the Los Angeles Saban Free Clinic and a past member of the Board of Trustees of the Marlborough School. Eric B. Siegel holds his B.A. summa cum laude and Phi Beta Kappa and J.D. Order of the Coif from the University of California at Los Angeles. The Company believes that Eric B. Siegel’s experience practicing as a corporate lawyer provides valuable insight to the Board on regulatory and risk management issues and his experience as a partner in investment firms and over 30 years of experience serving as a director for both public and private companies provide industry specific knowledge and expertise to the Board.
Interested Directors
R. Kipp deVeer, 50, has served as a director of the Company since 2015 and currently serves as Chief Executive Officer of the Company. R. Kipp deVeer previously served as President of the Company from May 2013 to July 2014. R. Kipp deVeer joined Ares in May 2004 and currently serves as a Director and Partner of Ares Management Corporation. He is a member of the Ares Executive Management Committee, the seven-member governing body which controls Ares. He is also a Partner in and Head of the Ares Credit Group and a member of the Management Committee of Ares. R. Kipp deVeer may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. R. Kipp deVeer is a member of the Investment Committee of the Company’s investment adviser, the Ares Credit Group’s U.S. and European Direct Lending Investment Committees and other select Ares Credit Group investment committees. R. Kipp deVeer is a trustee and Chairman of the board of trustees of Ares Strategic Income Fund. R. Kipp deVeer previously served as a director of Ares Management Limited, a subsidiary of Ares Management overseeing the European activities of Ares from 2014 to 2017. Prior to joining Ares, R. Kipp deVeer was a partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm’s middle market financing and principal investment business. R. Kipp deVeer joined RBC in October 2001 from Indosuez Capital, where he was Vice President in the Merchant Banking Group. Previously, R. Kipp deVeer worked at J.P. Morgan and Co., both in the Special Investment Group of J.P. Morgan Investment Management, Inc. and the Investment Banking Division of J.P. Morgan Securities Inc. R. Kipp deVeer received a B.A. from Yale University and an M.B.A. from Stanford University’s Graduate School of Business. The Company believes that R. Kipp deVeer’s depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of our business and operations, gives the Board valuable industry specific knowledge and expertise on these and other matters. R. Kipp deVeer is an interested director because he is the Chief Executive Officer of the Company, a Partner of Ares Management Corporation, an officer of and on the Investment Committee of the investment adviser and a member of the Ares Executive Management Committee and serves on the Management Committee of Ares.
Michael L. Smith, 51, has served as a director of the Company since October 2022. Michael L. Smith also serves as a trustee of and Co-Chief Executive Officer of Ares Strategic Income Fund. Michael L. Smith previously served as Co-President of the Company from July 2014 to October 2022. Michael L. Smith is a Partner and Co-Head of the Ares Credit Group. He serves on the Ares Executive Management Committee. From time to time, he may serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Michael L. Smith is a member of the Investment Committee, Ares Credit Group’s U.S. Direct Lending and Commercial Finance

Investment Committees, the Ares Private Equity Group’s Special Opportunities Investment Committee and the Infrastructure and Power Group Funds Investment Committee. Prior to joining Ares in 2004, Michael L. Smith was a Partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm’s middle market financing and principal investment business. Previously, Michael L. Smith worked at Indosuez Capital in their Merchant Banking Group, Kenter, Glastris & Company, and at Salomon Brothers Inc, in their Debt Capital Markets Group and Financial Institutions Group. Michael L. Smith serves on the Board of Directors of the University of Notre Dame’s Wilson Sheehan Lab for Economic Opportunity (LEO), which helps service providers apply scientific evaluation methods to better understand and share effective poverty interventions. Michael L. Smith received a B.S. in Business Administration from the University of Notre Dame and a Master’s in Management from Northwestern University’s Kellogg Graduate School of Management.
Executive Officers and Certain Other Officers Who Are Not Directors
Joshua M. Bloomstein, 49, serves as the General Counsel, Vice President and Secretary of the Company. He joined Ares in November 2006 and currently serves as a Partner and General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management, where he focuses on credit, corporate governance and legislative and regulatory matters. Joshua M. Bloomstein also currently serves as General Counsel and Secretary of Ares Strategic Income Fund, Vice President and Assistant Secretary of CION Ares Diversified Credit Fund, Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation, and Vice President and Assistant Secretary of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC). Joshua M. Bloomstein joined Ares from Latham & Watkins LLP, where he was in its private equity and corporate groups, focusing on mergers and acquisitions transactions and securities law and general corporate and partnership matters. Joshua M. Bloomstein graduated magna cum laude with a B.A. in Political Science from the State University of New York at Albany and received a J.D. degree, magna cum laude, from the University of Miami, where he was elected to The Order of the Coif.
Mitchell Goldstein, 56, serves as a Co-President of the Company. Mitchell Goldstein previously served as an Executive Vice President of the Company from May 2013 to July 2014. Mitchell Goldstein is a Partner and Co-Head of the Ares Credit Group. He is also Vice President and interested trustee of CION Ares Diversified Credit Fund and Co-Chief Executive Officer and interested trustee of Ares Strategic Income Fund. He is a member of the Executive Management Committee of Ares, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mitchell Goldstein is a member of the Investment Committee of our investment adviser, the Ares Credit Group’s U.S. Direct Lending and Commercial Finance Investment Committees and the Ivy Hill Asset Management Investment Committee. Prior to joining Ares Management in May 2005, Mitchell Goldstein worked at Credit Suisse First Boston (“CSFB”), where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mitchell Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on M&A and restructurings as well as capital raisings, including high yield, bank debt, mezzanine debt, and IPOs. Mitchell Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson, Lufkin & Jenrette. From 1998 to 2000, Mitchell Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mitchell Goldstein worked at Bankers Trust. He also serves on the Board of Managers of Ivy Hill Asset Management GP, LLC. Mitchell Goldstein graduated summa cum laude from the State University of New York at Binghamton with a B.S. in Accounting, received an M.B.A. from Columbia University’s Graduate School of Business.
Miriam Krieger, 46, serves as Vice President of the Company. Miriam Krieger previously served as Chief Compliance Officer of the Company from July 2011 to April 2019. She joined Ares in April 2010 and is a Partner and Global Chief Compliance Officer of Ares and is a member of the Ares Enterprise Risk Committee and the Ares Diversity, Equity and Inclusion Council. Miriam Krieger is Ares’ Global Anti-Money Laundering Officer and Global Anti-Corruption Officer and also serves as the Chief Compliance Officer of Ivy Hill Asset Management, L.P. She may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From March 2008 until joining Ares, Miriam Krieger was Chief Compliance Officer and Corporate Secretary of Allied Capital Corporation, where she also served as Executive Vice President from

August 2008 until April 2010 and as Senior Vice President from March 2008 to August 2008. Miriam Krieger also served as Senior Vice President and Chief Compliance Officer at MCG Capital Corporation, a publicly traded business development company, from 2006 to 2008 and Vice President and Assistant General Counsel from 2004 to 2006. From 2001 to 2004, Miriam Krieger was an associate in the Financial Services Group of the law firm of Sutherland Asbill & Brennan LLP. Miriam Krieger graduated with a B.A. in Economics and Political Science from Wellesley College and received a J.D. and an M.A. in Economics from Duke University.
Scott C. Lem, 45, serves as Chief Accounting Officer, Vice President and Treasurer of the Company. Scott C. Lem is Chief Financial Officer and Treasurer of Ares Strategic Income Fund. Scott C. Lem previously served as Assistant Treasurer of the Company from May 2009 to May 2013. Scott C. Lem is a Partner and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. Scott C. Lem also currently serves as Chief Financial Officer of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) and Chief Financial Officer of CION Ares Diversified Credit Fund. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From July 2003 to December 2008, Scott C. Lem served as Controller of Ares Management. Prior to joining Ares in July 2003, Scott C. Lem was with Ernst & Young LLP and Arthur Andersen LLP, most recently as a Senior Associate conducting audits for clients across several industries including entertainment, hospitality and real estate. Scott C. Lem graduated summa cum laude with a B.S. in Accounting from the University of Southern California’s Leventhal School of Accounting and summa cum laude with a B.S. in Business Administration from the University of Southern California’s Marshall School of Business. Scott C. Lem has also received an M.B.A. in Finance from UCLA’s Anderson School of Management. Scott C. Lem is a Certified Public Accountant (Inactive).
Jana Markowicz, 42, has served as Chief Operating Officer of the Company since January 2023. Jana Markowicz is a Partner in the Ares Investor Relations Group. She also serves as the Chief Operating Officer of Ares Strategic Income Fund. Prior to joining Ares in 2005, Jana Markowicz was an Analyst in the Global Power Investment Banking Group and the Leveraged Finance Group at Citigroup, where she focused on financings for companies across a broad range of industries. Jana Markowicz holds a B.S. from the University of Pennsylvania in Engineering, with a concentration in Economic and Financial Systems.
Lisa Morgan, 47, serves as Chief Compliance Officer of the Company. Lisa Morgan is a Managing Director and Head of Regulatory Compliance in the Ares Compliance Group. Lisa Morgan also serves as the Chief Compliance Officer of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC), CION Ares Diversified Credit Fund, Ares Private Markets Fund and Ares Strategic Income Fund. Prior to joining Ares in 2017, Lisa Morgan was a Partner in the Business Practices Group at Eversheds-Sutherland, where she focused on the formation, regulation and operation of public and private funds, including business development companies. Lisa Morgan began her legal career at Eversheds-Sutherland in 2003. Lisa Morgan holds a B.A. from Providence College in Sociology and Spanish, and a J.D. from the University of North Carolina at Chapel Hill.
Penni F. Roll, 57, serves as the Chief Financial Officer of the Company. She joined Ares Management in 2010 and now serves as a Partner and Chief Financial Officer of the Ares Credit Group. She also serves as the Treasurer of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) and CION Ares Diversified Credit Fund and as a Vice President of Ares Strategic Income Fund. Penni Roll is also Chief Financial Officer, Vice President and Treasurer of IHAM and Chief Financial Officer of Ivy Hill Asset Management GP, LLC, IHAM’s General Partner, where she also serves on the Board of Managers. She may additionally from time to time serve as an officer, director or principal of other entities affiliated with Ares Management or of other investment funds managed by Ares Management and its affiliates. Penni Roll also serves as a member of the Ares Diversity, Equity and Inclusion Council. Prior to joining Ares Management, Penni Roll served as Chief Financial Officer of Allied Capital Corporation from 1998 until April 2010. Penni Roll joined Allied Capital Corporation in 1995 as its Controller after serving as a Manager in KPMG LLP’s financial services practice. Penni Roll graduated magna cum laude with a B.S.B.A. in Accounting from West Virginia University.
Naseem Sagati Aghili, 41, serves as Vice President of the Company. She joined Ares Management in 2009 and is General Counsel and Secretary of Ares. She is a Partner in and Head of the Ares Legal Group and additionally serves on the Ares Executive Management Committee, Enterprise Risk Committee,

Communications Committee and the Ares Diversity, Equity and Inclusion Council. She also serves as Vice President of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC), CION Ares Diversified Credit Fund, Ares Private Markets Fund and Ares Strategic Income Fund. Prior to being named as General Counsel of Ares in 2020, Naseem Sagati Aghili served in a variety of roles at Ares, including most recently Co-General Counsel and General Counsel, Private Equity. Prior to joining Ares in 2009, Naseem Sagati Aghili was with Proskauer Rose LLP, where she focused on mergers and acquisitions, securities offerings and general corporate matters. Naseem Sagati Aghili holds a B.A. from the University of California Berkeley in Political Economy of Industrial Societies and a J.D. from the University of Southern California Gould School of Law.
Kort Schnabel, 46, serves as Co-President of the Company. He joined Ares Management in 2001 and was a founding member of the U.S. direct lending strategy of Ares in 2004. He is a Partner and Co-Head for U.S. direct lending strategy of Ares. As part of this role, he is a member of the investment adviser’s Investment Committee and leads Ares Management’s direct lending team. He also serves as a Portfolio Manager of the Ares Sports, Media and Entertainment Fund and as a co-lead for this strategy. Prior to joining Ares in 2001, Kort Schnabel was in the Corporate Development Group at Walker Digital Corporation, a business and technology research and development firm, where he was responsible for corporate finance, merger and acquisition and strategic planning activities. Previously, Kort Schnabel was in the Corporate Finance Group at Morgan Stanley, where he performed financial analyses for mergers and acquisitions, leveraged buyouts and equity/debt offerings. Kort Schnabel graduated cum laude with a B.A. in Economics from the University of Pennsylvania.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table sets forth, as of March 15, 2023 (unless otherwise noted), the number of shares of the Company’s common stock beneficially owned by each of its current directors and named executive officers, all directors, executive officers and certain other officers as a group and certain beneficial owners, according to information furnished to the Company by such persons or publicly available filings.
Beneficial ownership is determined in accordance with the rules of the Commission and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of the Company’s common stock is based upon Schedule 13D, Schedule 13G or other filings by such persons with the Commission and other information obtained from such persons. To the Company’s knowledge, as of March 15, 2023, there were no persons that owned 5% or more of the outstanding shares of the Company’s common stock. Except as otherwise noted below, each person named in the following table has sole voting and investment power with respect to all shares of the Company’s common stock that he or she beneficially owns.
The address for Michael J Arougheti, Joshua M. Bloomstein, R. Kipp deVeer, Mitchell Goldstein, Robert L. Rosen and Michael L. Smith is c/o Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167. The address for Miriam Krieger and Penni Roll is 3033 Wilson Blvd, Suite 490, Arlington, VA 22201. The address for each of the other directors, executive officers and certain other officers is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Directors and Named Executive Officers:
Interested Directors
Michael J Arougheti	1,918,134	*
R. Kipp deVeer	300,000	*
Robert L. Rosen	48,006	*
Bennett Rosenthal	255,138(2)	*
Michael L. Smith	240,012(3)	*
Independent Directors
Ann Torre Bates	32,000(4)	*
Mary Beth Henson	21,088	*
Daniel G. Kelly, Jr.	42,728	*
Steven B. McKeever	48,288	*
Michael K. Parks	26,514	*
Eric B. Siegel	52,970(5)	*
Named Executive Officers Who Are Not Directors
Mitchell Goldstein	328,146	*
Penni F. Roll	68,647(6)	*
Kort Schnabel	—	*
All Directors, Executive Officers and Certain Other Officers as a Group (19 persons)	3,435,586(7)	*

*
Represents less than 1%.

(1)
Based on 544,581,080 shares of common stock outstanding as of March 15, 2023.

(2)
Consists of 255,138 shares of common stock indirectly beneficially owned by Bennett Rosenthal through BAR Holdings, LLC of which Bennett Rosenthal is the manager.

(3)
Consists of (i) 151,012 shares of common stock owned directly; and (ii) 89,000 shares of common stock indirectly beneficially owned by Michael L. Smith through a trust for the benefit of his family members.

(4)
Consists of (i) 24,000 shares of common stock owned directly; and (ii) 8,000 shares of common stock indirectly beneficially owned by Ann Torre Bates through her spouse.

(5)
Consists of (i) 50,898 shares of common stock owned directly; and (ii) 2,072 shares of common stock indirectly beneficially owned by Eric B. Siegel through one of his children. Eric B. Siegel disclaims beneficial ownership of the 2,072 shares of common stock indirectly beneficially owned by Eric B. Siegel through one of his children, except to the extent of his pecuniary interest.

(6)
Consists of (i) 11,147 shares of common stock owned directly; and (ii) 57,500 shares of common stock indirectly beneficially owned by Penni Roll through a trust for the benefit of Penni Roll, her spouse and her children.

(7)
Includes shares owned by officers of the Company that are not “Named Executive Officers,” as defined in Item 402 of Regulation S-K, as promulgated under the Securities Act of 1933 (“Regulation S-K”).

DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS
The following table sets forth the dollar range of the Company’s equity securities beneficially owned by the director nominees and each of its other directors as of March 15, 2023. The Company is not part of a “family of investment companies,” as the term is defined in the Investment Company Act.
Name of Director	Dollar Range of Equity Securities in the Company(1)(2)
Independent Directors(3)
Ann Torre Bates	Over $100,000
Mary Beth Henson	Over $100,000
Daniel G. Kelly, Jr.	Over $100,000
Steven B. McKeever	Over $100,000
Michael K. Parks	Over $100,000
Eric B. Siegel	Over $100,000
Interested Directors
Michael J Arougheti	Over $100,000
R. Kipp deVeer	Over $100,000
Robert L. Rosen	Over $100,000
Bennett Rosenthal	Over $100,000
Michael L. Smith	Over $100,000

(1)
The dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000. The dollar range of the Company’s equity securities beneficially owned is calculated based on the closing sales price of the Company’s common stock as reported on The NASDAQ Global Select Market as of March 15, 2023.

(2)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(3)
As of March 15, 2023, to the best of the Company’s knowledge, except as listed above, none of the independent directors, nor any of their immediate family members, had any interest in the Company, the investment adviser or any person or entity directly or indirectly controlling, controlled by or under common control with the Company.

CORPORATE GOVERNANCE
Director Independence
The Board has a majority of directors who are independent under the listing standards of The NASDAQ Global Select Stock Market LLC. The NASDAQ Marketplace Rules provide that a director of a business development company (“BDC”) shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the Investment Company Act. Section 2(a)(19) of the Investment Company Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company or its affiliates.
The Board has determined that the following directors are independent: Ann Torre Bates, Mary Beth Henson, Daniel G. Kelly, Jr., Steven B. McKeever, Michael K. Parks and Eric B. Siegel. Based upon information requested from each such director concerning his or her background, employment and affiliations, the Board has affirmatively determined that none of the independent directors has a material business or professional relationship with the Company or its affiliates, other than in his or her capacity as a member of the Board or any committee thereof.
Organization of the Board of Directors
The Board has established an audit committee, a nominating and governance committee and a co-investment committee. During 2022, the Board held nine formal meetings, the audit committee held six formal meetings, the nominating and governance committee held one formal meetings and the co-investment committee held 23 formal meetings. The Company encourages, but does not require, the directors to attend the annual meeting of the Company’s stockholders. Five directors attended last year’s annual meeting of stockholders which was held virtually. All directors then in office attended at least 75% of the aggregate number of meetings of the Board held during the period for which they were a director and of the respective committees on which they served during 2022.
Board Leadership Structure
The Board monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, the Board approves the appointment of the investment adviser, administrator and officers, reviews and monitors the services and activities performed by the investment adviser, administrator and officers and approves the engagement, and reviews the performance of, the Company’s independent registered public accounting firm.
Under the Bylaws, the Board may designate a chairman to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to him or her by the Board. The Company does not have a fixed policy as to whether the chairman of the Board should be an independent director and believes that its flexibility to select its chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.
Presently, Michael J Arougheti and Bennett Rosenthal serve as Co-Chairs of the Board. Michael J Arougheti is an interested director because he is an Executive Vice President of the Company, is a Co-Founder and the Chief Executive Officer and President of Ares, is a member of the Ares Executive Management Committee and serves on the Board of Directors of Ares. The Company believes that Michael J Arougheti’s depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of the Company’s business and operations, gives the Board valuable industry-specific knowledge and expertise on these and other matters. Bennett Rosenthal is an interested director because he is a Co-Founder of Ares, Partner of Ares, is a member of the Ares Executive Management Committee and serves on the Board of Directors of Ares. The Company believes that Bennett Rosenthal’s history with the Company, familiarity with the Ares investment platform and extensive experience in the management of private equity and debt investments qualifies him to serve as Co-Chairman of the Board. Moreover, the Company believes that it is best served through its existing leadership structure with Michael J Arougheti and Bennett Rosenthal as Co-Chairs of the Board, as Michael J Arougheti and Bennett Rosenthal’s relationships with the investment adviser provide an effective bridge between the Board and the investment adviser, thus ensuring an open dialogue between the Board and the investment adviser and that both groups act with a common purpose.
The independent directors have designated a lead independent director whose duties include, among other things, chairing executive sessions of the independent directors, acting as a liaison between the independent directors and the Co-Chairs of the Board and between the independent directors and officers of the Company and the investment adviser, facilitating communication among the independent directors and the Company’s counsel, reviewing and commenting on Board and committee meeting agendas and calling additional meetings of the independent directors as appropriate. In August 2010, the Board designated and appointed Eric B. Siegel as the lead independent director and Eric B. Siegel has served as lead independent director since that time.
The Company believes that board leadership structures must be evaluated on a case-by-case basis and that its existing board leadership structure is appropriate. In addition, the Company believes that the current governance structure, when combined with the functioning of the independent director component of the Board and the Company’s overall corporate governance structure, strikes an appropriate balance between strong and consistent leadership and independent oversight of the Company’s business and affairs. The Company’s corporate governance practices include regular meetings of the independent directors in executive session without the presence of interested directors. The Company continually re-examines its corporate governance policies on an ongoing basis to ensure that they continue to meet the Company’s needs.
Board’s Role in Risk Oversight
The Board performs its risk oversight function and fulfills its risk oversight responsibilities primarily (1) through its three standing committees, which report to the entire Board and are comprised solely of independent directors, (2) by working with the Company’s Chief Compliance Officer to monitor risk in accordance with the Company’s compliance policies and procedures, and (3) by reviewing risk management processes throughout the year and requesting periodic reports from the Company’s investment adviser regarding risk management, including reports on cybersecurity.
As described below in more detail under “Audit Committee” and “Nominating and Governance Committee,” the audit committee and the nominating and governance committee assist the Board in performing its risk oversight function and fulfilling its risk oversight responsibilities, each of which is comprised solely of independent directors. The audit committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, assisting the Board in fulfilling the Board’s oversight responsibilities relating to the Company’s systems of internal controls over financial reporting, audits of the Company’s financial statements and disclosure controls and procedures and discussing with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The nominating and governance committee’s risk oversight responsibilities include developing, reviewing and updating certain policies regarding the nomination of directors, identifying, evaluating and nominating directors to fill vacancies on the Board or to stand for election by the Company’s stockholders, reviewing the Company’s policies relating to corporate governance, and overseeing the evaluation of the Board and its committees.
The Board also performs its risk oversight function and fulfills its risk oversight responsibilities by working with the Company’s Chief Compliance Officer to monitor risk in accordance with the Company’s policies and procedures. The Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by and discussed with the Board, addresses at a minimum (1) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (4) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer reports to the Board on a quarterly basis with respect to material compliance matters and meets separately in executive session with the independent directors periodically, but in no event less than once each year.
The Company believes that the Board’s role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC the Company must comply with certain regulatory requirements and restrictions that control the levels of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% immediately after each time it incurs indebtedness, the Company generally has to invest at least 70% of its total assets in “qualifying assets” and, subject to certain exceptions, the Company is subject to restrictions on its ability to engage in transactions with Ares and its affiliates. In addition, the Company has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code. As a RIC the Company must, among other things, meet certain source of income and asset diversification requirements.
The Company believes that the extent of the Board’s (and its committees’) role in risk oversight complements the Board’s leadership structure because it allows the Company’s independent directors, through the three fully independent Board committees, a lead independent director, executive sessions with each of the Company’s Chief Compliance Officer, the Company’s independent registered public accounting firm and independent valuation providers, and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.
The Company believes that board roles in risk oversight must be evaluated on a case-by-case basis and that the Board’s existing role in risk oversight is appropriate. However, the Board re-examines the manner in which it administers its risk oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.
Audit Committee
The members of the audit committee are Ann Torre Bates, Mary Beth Henson, Michael K. Parks and Eric B. Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market’s corporate governance regulations. Ann Torre Bates currently serves as chairperson of the audit committee.
The role of the audit committee is to assist the Board in fulfilling its oversight responsibilities by (1) overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements and internal control over financial reporting and (2) reviewing the financial reports and other financial information provided by the Company to the public. The audit committee is also responsible for approving the Company’s independent registered public accounting firm and recommending them to the Board (including a majority of the independent directors) for approval and submission to its stockholders for ratification, reviewing with its independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by its independent registered public accounting firm, reviewing the independence of its independent registered public accounting firm and reviewing the adequacy of its internal controls and procedures.
Also, the audit committee is responsible for discussing with the Company’s officers and management of the investment adviser the Company’s major financial risk exposures and the steps that the Company has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The audit committee also reviews and approves all transactions with related persons of the Company that are brought to the audit committee’s attention, including each annual renewal of the Company’s investment advisory and management agreement and the Company’s administration agreement.
This description of the audit committee’s role and responsibilities is summary in nature, is not exhaustive and is qualified in its entirety by reference to the charter of the audit committee, which can be accessed via the Company’s website at www.arescapitalcorp.com. The contents of the Company’s website are not intended to be incorporated by reference into this proxy statement or in any other report or document it files with the Commission, and any references to the Company’s website are intended to be inactive textual references only.

The Board has determined that each of Ann Torre Bates, Mary Beth Henson and Michael K. Parks is an “audit committee financial expert” within the meaning of the rules of the Commission.
Nominating and Governance Committee
The members of the nominating and governance committee are Daniel G. Kelly, Jr., Steven B. McKeever and Eric B. Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market’s corporate governance regulations. Steven B. McKeever currently serves as chairman of the nominating and governance committee. The nominating and governance committee is responsible for (1) developing, reviewing and, as appropriate, updating certain policies regarding the nomination of directors and recommending such policies or any changes in such policies to the Board for approval, (2) identifying individuals qualified to become directors, (3) evaluating and recommending to the Board nominees to fill vacancies on the Board or a committee thereof or to stand for election by the stockholders of the Company, (4) reviewing the Company’s policies relating to corporate governance and recommending any changes in such policies to the Board, and (5) overseeing the evaluation of the Board (including its leadership structure) and its committees.
Part of the role of the nominating and governance committee is to identify potential nominees based on suggestions from the members of the nominating and governance committee, other members of the Board, the Company’s executive officers, management of the investment adviser and the stockholders of the Company and by other means, and to evaluate such persons as a committee. In addition, from time to time, the Board may determine that it requires a director with a particular expertise or qualification and will actively recruit such a candidate.
In considering which persons to nominate as directors for election by stockholders, the Board and the nominating and governance committee consider the diversity of skills, experiences and perspectives of candidates. The nominating and governance committee has adopted certain policies regarding director nominations that provide that the Board shall take into account candidates that represent a range of backgrounds and experience. The nominating and governance committee will review and evaluate each candidate’s character, judgment, skills (including financial literacy), background, experience and other qualifications (without regard to whether a nominee has been recommended by the Company’s stockholders), as well as the overall size and composition of the Board, and recommend to the Board for its approval the slate of directors to be nominated for election at the annual meeting of stockholders. The Board is committed to a policy of inclusiveness and to pursuing diversity in terms of background and perspective. As such, when evaluating candidates for nomination as new directors, the nominating and governance committee seeks to consider candidates with diverse backgrounds in terms of knowledge, experience, skills, and other characteristics. To further this objective, the nominating and governance committee seeks to ensure that the initial list of candidates from which new director nominees are chosen by the board includes candidates with a broad mix of race, ethnicity, and gender. Further, the nominating and governance committee remains committed to ensuring that any individuals evaluated for future vacancies reflect a broad mix of diverse characteristics. The Board and its nominating and governance committee periodically review board composition and the policies with respect thereto and as part of this review, the nominating and governance committee evaluates the effectiveness of its policies, including the provisions with respect to diversity.
In considering possible candidates for election as a director, the nominating and governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:
•
are of high character and integrity;

•
are accomplished in their respective fields, with superior credentials and recognition;

•
have relevant expertise and experience upon which to be able to offer advice and guidance to the Company’s officers and management of the investment adviser and the administrator;

•
have sufficient time available to devote to the affairs of the Company;

•
are able to work with the other members of the Board and contribute to the success of the Company;

•
can represent the long-term interests of the Company’s stockholders as a whole; and

•
are selected such that the Board represents a range of backgrounds and experience.

The nominating and governance committee also considers all applicable legal and regulatory requirements that govern the composition of the Board.
The nominating and governance committee may consider recommendations for nomination of directors from the Company’s stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by the Bylaws) and received at the Company’s principal executive offices not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date on which the Company first mailed its proxy materials for the previous year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received no earlier than the 150th day prior to the date of such annual meeting or later than 5:00 p.m., Eastern Time, on the later of (1) the 120th day prior to the date of such annual meeting, as originally convened, or (2) the 10th day following the day on which public announcement of such meeting date is first made.
In addition to information regarding the nominating stockholder as set forth in the Bylaws, a stockholder’s notice shall set forth as to each individual whom the stockholder proposes to nominate for election or re-election as a director:
•
the name, age, business address and residence address of such individual;

•
the class, series and number of any shares of stock of the Company that are beneficially owned by such individual;

•
the date such shares were acquired and the investment intent of such acquisition;

•
whether such stockholder believes any such individual is, or is not, an “interested person” of the Company, as defined in the Investment Company Act or is, or is not, “independent” as set forth in the requirements established by The NASDAQ Global Select Market or any other exchange or automated quotation service on which the Company’s securities are listed, and information regarding such individual that is sufficient, in the discretion of the Board or any committee thereof or any authorized officer of the Company, to make either such determination; and

•
all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

All nominees properly submitted to the Company (or which the nominating and governance committee otherwise elects to consider) will be evaluated and considered by the members of the nominating and governance committee using the same criteria as nominees identified by the nominating and governance committee itself.
This description of the nominating and governance committee’s role and responsibilities is summary in nature, is not exhaustive and is qualified in its entirety by reference to the charter of the nominating and governance committee, which can be accessed via the Company’s website at www.arescapitalcorp.com. The contents of the Company’s website are not intended to be incorporated by reference into this proxy statement or in any other report or document it files with the Commission, and any references to the Company’s website are intended to be inactive textual references only.
Compensation Committee
The role of the compensation committee is performed by the audit committee, which is comprised entirely of independent directors for purposes of the NASDAQ corporate governance requirements and rules and regulations of the Commission, including the compensation committee requirements of NASDAQ Marketplace Rule 5605(d) and Rule 5605(a)(2). The Company’s executive officers do not receive any direct compensation from the Company. The audit committee charter contains all of the provisions that a compensation committee charter would be required to include under the NASDAQ corporate governance listing requirements and the rules and regulations of the Commission. In addition, pursuant to the audit committee charter, the amounts payable to the investment adviser and the administrator pursuant to the investment advisory and management agreement and administration agreement, respectively, are separately approved by the audit committee. The compensation payable to the investment adviser pursuant to the investment advisory and management agreement is also separately approved by a majority of the independent directors in accordance with Section 15(c) of the Investment Company Act.
The specific responsibilities of the audit committee, including those related to compensation, are set forth in the charter of the audit committee, which can be accessed via the Company’s website at www.arescapitalcorp.com. The contents of the Company’s website are not intended to be incorporated by reference into this proxy statement or in any other report or document it files with the Commission, and any references to the Company’s website are intended to be inactive textual references only.
Co-Investment Committee
The members of the co-investment committee are Ann Torre Bates, Mary Beth Henson, Daniel G. Kelly, Jr., Steven B. McKeever, Michael K. Parks and Eric B. Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market’s corporate governance regulations. The co-investment committee is responsible for reviewing and making certain findings in respect of co-investment transactions pursuant to the exemptive order the Company has received from the Commission.
Communications Between Stockholders and the Board of Directors
The Board welcomes communications from the Company’s stockholders. Stockholders may send communications to the Board, or to any particular director, to the following address: c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).
Code of Conduct
The Company has adopted a code of conduct that applies to, among others, its officers, including its Chief Executive Officer and its Chief Financial Officer, as well as the members of the Board. The Company’s code of conduct can be accessed via the Company’s website at www.arescapitalcorp.com. The Company intends to disclose any amendments to or waivers of required provisions of the code of conduct on the Company’s website. However, the contents of such website are not and should not be deemed to be incorporated by reference herein.
Hedging and Speculative Trading
The Board has adopted, as part of the Company’s insider trading policy, prohibitions against executive officers and directors of the Company and any director, officer or employee of the Company’s investment advisor or administrator buying or selling puts or calls or other derivative securities based on the Company’s securities (other than derivative securities issued by the Company, such as convertible notes). In addition, such persons are prohibited from short-selling the Company’s securities or entering into hedging or monetization transactions or similar arrangements with respect to the Company’s securities.
Pledging of Company Securities
The Board has adopted, as part of the Company’s insider trading policy, prohibitions against the Company’s executive officers and directors and any director, officer, or employee of the Company’s investment adviser or administrator holding the Company’s securities in a margin account or pledging the Company’s securities as collateral for a loan.
Stock Ownership Guidelines
To align the interest of the Company’s directors, executive officers and stockholders, the Board expects directors to own significant equity in the Company. Accordingly, on October 23, 2019, the Board adopted stock ownership guidelines (the “Stock Ownership Guidelines”) requiring each director to achieve an equity ownership level in the Company equal to two and a half times the annual cash fees received by the independent directors for serving on the Board (excluding fees for serving as a lead independent director or on committees of the Board). Such equity ownership level is measured as the greater of the then-current market price or the purchase price paid by the director and, as of March 15, 2023, all directors were in compliance with the Stock Ownership Guidelines. Directors have a five-year grace period to comply with the Stock Ownership Guidelines, commencing on the date of the adoption of the Stock Ownership Guidelines or, in the case of newly appointed directors, commencing on the date of their appointment to the Board. In the event of any increase to the directors’ annual cash fees, the directors will have a one-year grace period from the time of the increase to acquire any additional equity needed to meet the Stock Ownership Guidelines. Additionally, the nominating and governance committee reserves the right to provide exceptions for extenuating personal circumstances on a case-by-case basis.
Board Diversity
The Company’s current board composition reflects both gender and racial/ethnic diversity as shown by the Board Diversity Matrix shown below:
Board Diversity Matrix (As of March 15, 2023)
Total Number of Directors	11
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	9
Part II: Demographic Background
African American or Black		1
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	2	8
Two or More Races or Ethnicities
LGBTQ+	1
Did Not Disclose Demographic Background
Ares Management’s Responsible Investment, Community Involvement and Employee Diversity, Equity and Inclusion
The Company’s investment adviser is a subsidiary of Ares Management, a publicly traded, leading global alternative investment manager. Ares Management is a signatory to the United Nations Principles for Responsible Investment (PRI) and has adopted a Responsible Investment Program for the conduct of its business as well as all asset classes, industries and countries in which Ares Management invests. Ares Management works collaboratively with its various underwriting, asset management, legal and compliance teams to appropriately integrate relevant environmental, social and governance (“ESG”) considerations into the investment process.
Ares Management’s commitment to generating a positive impact extends to its people and communities. Ares Management actively supports local communities and charities through firm-wide sponsorships, board positions, charitable donations and grass roots volunteerism. Through Ares In Motion (“AIM”) program, Ares Management offers a variety of opportunities that serve its diverse communities and engage its team members in a meaningful way. In 2022, the Ares Charitable Foundation launched Climate-Resilient Employees for a Sustainable Tomorrow (“CREST”), a five-year, $25 million grant-funded initiative that intends to prepare and reskill individuals for climate-resilient jobs in the U.S. and India.

Ares Management has advised the Company that it believes that its people and culture are the most critical strategic drivers of its success as a firm. Ares Management has also advised the Company that it believes creating a welcoming and inclusive work environment with opportunities for growth and development is essential to attracting and retaining a high-performance team, which is in turn necessary to drive differentiated outcomes. Ares Management believes that the unique culture, which centers upon values of collaboration, responsibility, entrepreneurialism, self-awareness and trustworthiness, makes it a preferred place for top talent at all levels to build a long-term career within the alternative asset management industry. Ares Management invests heavily in its human capital efforts, including (i) talent management, (ii) diversity, equity and inclusion, (iii) employee health and wellness, (iv) workplace flexibility and (v) philanthropy. As of December 31, 2022, Ares Management had approximately 2,550 employees operating across North America, Europe, Asia Pacific and the Middle East.

COMPENSATION DISCUSSION
Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not currently expect to have any employees. Services necessary for our business are provided by individuals who are employees or other affiliates of the investment adviser or the administrator, pursuant to the terms of our investment advisory and management agreement and our administration agreement, respectively. Each of our executive officers is an employee or other affiliate of the investment adviser or the administrator. Our day-to-day investment operations are managed by the investment adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by individuals employed by the investment adviser or the administrator. In addition, we reimburse the administrator for its allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including its allocable portion of the cost of certain of our officers and their respective staffs, and the investment adviser for certain expenses under the investment advisory and management agreement.
For the year ended December 31, 2022, in accordance with the investment advisory and management agreement, we accrued, and the investment adviser earned, base management fees and income based fees of $305 million and $252 million, respectively. Pursuant to the terms of the investment advisory and management agreement, as of December 31, 2022, payment of $81 million of the income based fees earned by the investment adviser during the year ended December 31, 2022 has been deferred. Further, in accordance with GAAP, we had cumulatively accrued $35 million of capital gains incentive fees as of December 31, 2022 and there were no capital gains incentive fees actually payable to the investment adviser as calculated under our investment advisory and management agreement for the year ended December 31, 2022. In addition, during the year ended December 31, 2022, our administrator incurred $11 million of allocable expenses that were payable by the Company under the administration agreement.
The Company has entered into indemnification agreements with each of its current directors and officers and members of the investment adviser’s investment committee and intends to enter into indemnification agreements with each of its future directors and officers and future members of the investment adviser’s investment committee. The indemnification agreements attempt to provide these directors, officers and other persons the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities that such person may incur by reason of his or her status as a present or former director or officer or member of the investment adviser’s investment committee in any action or proceeding arising out of the performance by such person as a present or former director or officer or member of the investment adviser’s investment committee.

DIRECTOR COMPENSATION TABLE
The following table shows information regarding the compensation earned or actually received by the Company’s directors, none of whom is an employee of the Company, for service as a director for the fiscal year ended December 31, 2022. No compensation is paid by the Company to interested directors. No information has been provided with respect to executive officers of the Company who are not directors since its executive officers do not receive any direct compensation from the Company.
Name	Fees Earned or Paid in Cash(1)	Total
Independent Directors
Ann Torre Bates	$274,500	$274,500
Mary Beth Henson(2)	$202,000	$202,000
Daniel G. Kelly, Jr.	$245,500	$245,500
Steven B. McKeever	$256,500	$256,500
Michael K. Parks	$249,500	$249,500
Eric B. Siegel	$286,500	$286,500
Interested Directors
Michael J Arougheti(3)	None	None
R. Kipp deVeer(3)	None	None
Robert L. Rosen(4)	None	None
Bennett Rosenthal(3)	None	None
Michael L Smith(3)	None	None

(1)
For a discussion of the independent directors’ compensation, see below.

(2)
Mary Beth Henson was appointed to the Board on March 4, 2022.

(3)
Each of Michael J Arougheti, R. Kipp deVeer, Bennett Rosenthal and Michael L. Smith is compensated by Ares Management and its affiliates in connection with his services as an officer, partner, director and/or principal of Ares Management, entities affiliated with Ares Management and of investment funds managed by Ares Management and its affiliates. Such director’s compensation arrangement with Ares Management and its affiliates existed prior to his candidacy as a director of the Company.

(4)
While Robert L. Rosen did not receive any compensation from the Company for the fiscal year ended December 31, 2022, he did receive $222,500 from Ares Management for his service as a director of the Company for such period.

For the fiscal year ended December 31, 2022, the independent directors received an annual fee of $200,000. They also received $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and received $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the lead independent director received an additional annual fee of $35,000, the chairperson of the audit committee received an additional annual fee of $25,000, and the chairperson of the nominating and governance committee received an additional annual fee of $10,000. In addition, the Company purchased directors’ and officers’ liability insurance on behalf of its directors and officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to it. For example, the Company has a code of conduct that generally prohibits officers or directors of the Company from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the code of conduct can generally only be obtained from the Chief Compliance Officer, the Co-Chairs of the Board or the chairperson of the audit committee and are publicly disclosed as required by applicable law and regulations. In addition, the audit committee is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).
As a BDC, the Company is also subject to certain regulatory requirements that restrict the Company’s ability to engage in certain related-party transactions. The Company has separate policies and procedures that have been adopted to ensure that it does not enter into any such prohibited transactions without seeking necessary approvals.
The Company is party to an investment advisory and management agreement with Ares Capital Management, a subsidiary of Ares Management, an entity in which certain directors and officers of the Company and members of the investment committee of the investment adviser may have indirect ownership and pecuniary interests. Certain directors and officers of the Company and members of the investment committee of the investment adviser also serve as officers or principals of other investment managers affiliated with Ares Management that currently, and may in the future, manage investment funds with investment objectives similar to the Company’s investment objective. In addition, certain of the Company’s officers and directors and the members of the investment committee of the investment adviser serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as the Company or of investment funds managed by the Company’s affiliates. Accordingly, the Company may not be made aware of and/or be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Ares Management. However, the investment adviser intends to allocate investment opportunities in a fair and equitable manner in accordance with the investment adviser’s investment allocation policy.
Pursuant to the terms of the administration agreement between Ares Operations and the Company, Ares Operations, a subsidiary of Ares Management, currently provides the Company with certain administrative and other services necessary to conduct the Company’s day-to-day operations, and the Company reimburses Ares Operations, at cost, for the Company’s allocable portion of overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including the Company’s allocable portion of the compensation, rent and other expenses of certain of its officers (including its chief compliance officer, chief financial officer, chief accounting officer, general counsel, secretary, treasurer and assistant treasurer) and their respective staffs, but not investment professionals.
The Company’s portfolio company, Ivy Hill Asset Management, L.P. (“IHAM”), is party to an administration agreement with Ares Operations, pursuant to which Ares Operations provides IHAM with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services, services relating to the marketing and sale of interests in vehicles managed by IHAM, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including Ares Operations’ allocable portion of the compensation, rent and other expenses of its officers, employees and respective staff in performing its obligations under the IHAM administration agreement.
The Company is party to office leases pursuant to which it is leasing office facilities from third parties. For certain of these office leases, the Company had previously entered into separate subleases with Ares Management LLC, the sole member of the investment adviser, whereby Ares Management LLC subleased the full amount of certain of the Company’s office leases. During the year ended December 31, 2020, the Company assigned to Ares Management LLC all of its rights, title and interest in the offices it subleased to Ares Management LLC and Ares Management LLC assumed all of the Company’s obligations.

The Company has entered into agreements with Ares Management LLC and IHAM, pursuant to which Ares Management LLC and IHAM are entitled to use the Company’s proprietary portfolio management software. For the fiscal year ended December 31, 2022, amounts payable by Ares Management LLC and IHAM to the Company under these agreements totaled $0.
In November 2022, the Company completed a public underwritten equity offering. In connection with shares sold by the Company in this offering, the investment adviser paid the underwriters approximately $2 million, or $0.24 per share. This payment is not subject to reimbursement by the Company. The Company has also entered into a license agreement with Ares Management LLC pursuant to which Ares Management LLC has granted the Company a non-exclusive, royalty-free license to use the name “Ares.” Under this agreement, the Company will have a right to use the Ares name for so long as Ares Capital Management remains its investment adviser. Other than with respect to this limited license, the Company has no legal right to the “Ares” name.

PROPOSAL 2:   RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC                ACCOUNTING FIRM
The audit committee and the Board, including a majority of the independent directors, have selected KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2023 and are submitting the selection of KPMG LLP to the stockholders for ratification.
If the stockholders fail to ratify the selection, the audit committee and the Board will reconsider whether or not to continue to retain KPMG LLP. Even if the selection is ratified, the audit committee and the Board may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
KPMG LLP has advised the Company that neither the firm nor any present member or associate of it has any financial interest, direct or indirect, in the Company or its affiliates.
The Company expects that a representative of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she so chooses and will be available to answer questions.
The Company engaged KPMG LLP to act as its independent registered public accounting firm for 2022.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following are aggregate fees billed to the Company by KPMG LLP during each of the last two fiscal years:
	Fiscal Year Ended December 31
	2022	2021
Audit Fees	$2,472,000	$2,352,000
Audit-Related Fees	102,000	102,000
Tax Fees	626,229	650,906
All Other Fees	0	0
Total Fees	$3,200,229	$3,104,960
Audit Fees
Audit fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings.
Audit Related Fees
Audit-related fees are fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services include audit, attestation and agreed-upon procedures engagements that are not required by statute or regulation, such as agreed-upon procedures related to financial covenant compliance under revolving debt agreements.
Tax Fees
Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, customs and duties, mergers and acquisitions and international tax planning.
All Other Fees
All other fees consist of fees for products and services other than the services reported above.
The audit committee, or the chairperson of the audit committee to whom such authority was delegated by the audit committee, must pre-approve all services provided by the independent registered public accounting firm. Any such pre-approval by the chairperson must be presented to the audit committee at its next regular quarterly meeting. The audit committee has also adopted policies and procedures for pre-approving certain non-prohibited work performed by the Company’s independent registered public accounting firm. Specifically, the committee has pre-approved the use of KPMG LLP for specific types of services within the following categories: permitted audit, audit-related, tax and other. In each case, the committee has also set a specific annual limit, which can be updated, on the amount of such services which the Company may obtain from the Company’s independent registered public accounting firm. The audit committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.
Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Commission, nor shall such information be incorporated by reference into any such filings under the Securities Act or the Exchange Act.

REPORT OF THE AUDIT COMMITTEE
The role of the audit committee (the “Audit Committee”) of the board of directors (the “Board”) of Ares Capital Corporation (the “Company”) is to assist the Board in fulfilling its oversight responsibilities by (1) overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements and internal control over financial reporting and (2) reviewing the financial reports and other financial information provided by the Company to the public. However, it is not the Audit Committee’s duty to plan or conduct the audits or to determine that the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles or that its internal control over financial reporting is effective. The Company’s management is responsible for the preparation, presentation and integrity of its financial statements, for its accounting and financial reporting principles and for the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.
The independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles in the United States of America and for auditing and reporting on the effectiveness of the Company’s internal control over financial reporting.
The Audit Committee has reviewed and discussed the Company’s audited financial statements, along with management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the independent registered public accounting firm’s evaluation of the Company’s internal control over financial reporting, with management and with KPMG LLP, the Company’s independent registered public accounting firm for 2022. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as currently in effect. The Audit Committee has received from KPMG LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.
The Board has determined that each member of the Audit Committee is independent for purposes of the Investment Company Act of 1940, as amended, and The NASDAQ Global Select Market’s corporate governance regulations. The Board has also determined that each member is able to read and understand fundamental financial statements, as such qualifications are defined under the rules of The NASDAQ Global Select Market’s corporate governance regulations, and that Ann Torre Bates, Mary Beth Henson and Michael K. Parks are “audit committee financial experts” within the meaning of the rules of the Securities and Exchange Commission.
Based on the review and discussions referred to above, the Audit Committee has recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2022 be included in the Company’s Annual Report on Form 10-K for such year for filing with the Commission. In addition, the Audit Committee has approved, and recommended to the Board that it approve, KPMG LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023 and that the selection of KPMG LLP be submitted to the Company’s stockholders for ratification.
The Audit Committee
Ann Torre Bates (Chairperson)
Mary Beth Henson
Michael K. Parks
Eric B. Siegel

The affirmative vote of shares representing at least a majority of the votes cast at the Annual Meeting is required for ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The persons named in the accompanying proxy intend to vote proxies received by them for this proposal unless a choice “Against” or “Abstain” is specified.
The Board, based on the approval and recommendation of the Audit Committee, recommends voting FOR ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2024 ANNUAL MEETING
Stockholders may present proper nominations of candidates for director or other proposals for inclusion in the Company’s proxy statement and proxy card for consideration at the 2024 Annual Meeting of Stockholders by submitting such nominations or proposals in writing to the Secretary of the Company in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, applicable state law and the Charter Documents. The Company expects that the 2024 Annual Meeting of Stockholders will be held in May 2024, but the exact date, time and location, if any, of such meeting have yet to be determined.
Deadlines for Submitting Stockholder Proposals for Inclusion in the Company’s Proxy Statement and Proxy Card
To be considered timely under Rule 14a-8(e) of the Exchange Act for inclusion in the Company’s proxy statement and proxy card for a regularly scheduled annual meeting, a stockholder’s proposal must be received at the Company’s principal executive offices not less than 120 calendar days before the anniversary of the date the Company’s proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s proposal must be received no later than September 30, 2023 in order to be included in the Company’s proxy statement and proxy card for the 2024 Annual Meeting.
Deadlines for Submitting Notice of Stockholder Proposals for Consideration at the Company’s Annual Meeting
The deadline for submitting notice of a stockholder’s nomination of a candidate for director or other proposal for consideration at the 2024 Annual Meeting, under the Company’s current Bylaws, is not earlier than the 150th day prior to the first anniversary of the date of release of the proxy statement for the preceding year’s annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of release of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of (1) the 120th day prior to the date of such annual meeting, as originally convened, or (2) the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, a stockholder’s nomination of a candidate for director or other proposal must be received no earlier than August 8, 2023 and no later than 5:00 p.m., Eastern Time, on September 20, 2023 in order to be considered at the 2024 Annual Meeting. In order to be considered timely, such notice shall be delivered to the Secretary at the principal executive office of the Company and shall set forth all information required under Section 11 of Article II of the Bylaws.

FINANCIAL STATEMENTS AVAILABLE
A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 containing audited financial statements accompanies this proxy statement. Such financial statements are hereby incorporated herein by reference.
Along with this proxy statement, the Company will provide to each stockholder a copy (without exhibits, unless otherwise requested) of its Annual Report on Form 10-K required to be filed with the Commission for the year ended December 31, 2022. Copies of these documents may also be accessed electronically by means of the Commission’s home page on the Internet at http://www.sec.gov. Other than the financial statements incorporated by reference above, the Annual Report on Form 10-K is not part of the proxy solicitation materials.

HOUSEHOLDING OF PROXY MATERIALS
The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year a number of brokers with account holders who are the Company’s stockholders will be “householding” the Company’s proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to the Company’s Investor Relations Department at Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167 or 888-818-5298. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement and annual report at their addresses and would like to request “householding” of their communications should contact their brokers.
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on May 17, 2023
The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available at https://materials.proxyvote.com/04010L.

OTHER MATTERS
The Board is not aware of any other matters to be presented at the Annual Meeting. Should any other matter requiring a vote of stockholders properly arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters.
You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to promptly fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible.
As always, the Company encourages you to vote your shares at the Annual Meeting.
By Order of the Board of Directors,
Michael J Arougheti
Co-Chairman of the Board of Directors
Bennett Rosenthal
Co-Chairman of the Board of Directors
New York, New York
March 17, 2023

ARES CAPITAL CORPORATION245 PARK AVENUE44TH FLOORNEW YORK, NY 10167 SCAN TOVIEW MATERIALS & VOTE AUTHORIZE YOUR PROXY BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Haveyour proxy card in hand when you access the web site and follow the instructions to obtainyour records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/ARCC2023You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M.Eastern Time the day before the cut-off date or meeting date. Have your proxy card inhand when you call and then follow the instructions.AUTHORIZE YOUR PROXY BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V00424-P90303KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYARES CAPITAL CORPORATION The Board of Directors recommends a vote "FOR" each ofthe director nominees in Proposal 1 and "FOR" Proposal 2.1. Election of DirectorsFor Against Abstain 1a. Michael J Arougheti*1b. Ann Torre Bates*1c. Steven B. McKeever* * To elect the person (except as marked to the contrary) as a Class I director of the Company to serve until the 2026 Annual Meeting of Stockholders and untilhis/her successor is duly elected and qualifies.For Against Abstain 2. To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023.3. To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or any adjournment or postponementthereof. NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All jointholders must sign. When signing as an attorney, executor, administrator, guardian or corporateofficer, please provide your FULL title.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement, Form 10-K and Privacy Notice are available at https://materials.proxyvote.com/04010L PROXY — ARES CAPITAL CORPORATIONYour vote is important. Please vote immediately. CONTINUED AND TO BE SIGNED ON REVERSE SIDE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ARES CAPITAL CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 17, 2023The undersigned hereby appoints R. Kipp deVeer, Mitchell Goldstein, Michael L. Smith, Joshua M. Bloomstein and Naseem Sagati Aghili, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to attend the Annual Meeting of Stockholders of Ares Capital Corporation (the "Company") to be held virtually on May 17, 2023 at 10:00 AM EDT, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting, and any adjournments or postponements thereof, and otherwise to represent the undersigned at the meeting, and any adjournments or postponements thereof, with all powers possessed by the undersigned if personally present at the meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to such meeting, and any adjournments or postponements thereof. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ARCC2023.THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND "FOR" PROPOSAL 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. At the present time, the board of directors knows of no other business to be presented at the meeting.Please mark, sign, date and return this proxy in the enclosed envelope.